UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 18, 2018

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KALLO, INC.
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(Exact Name of Registrant as Specified in Charter)

Nevada	000-53183	98-0542529
(State of Incorporation)	(Commision File No.)	(I.R.S. Employers Indentificatino Number

225 Duncan Mills Road, Suite 504, Toronto, Canada M3B 3H9
(Address of Principal Executive Office)

Registrant's telephone number including area code: (416) 246-9997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange Act (17 CFR 240.13e-4(c)).

As used herein, the term "we," "us," "our," and the "Company" refers to Kallo, Inc. a Nevada corporation.

MATTER OF FORWARD-LOOKING STATEMENTS

THIS FORM 8-K CONTAINS "FORWARD-LOOKING STATEMENTS" THAT CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING WORDS SUCH AS "BELIEVES," "EXPECTS," "MAY," "WILL," "SHOULD," OR "ANTICIPATES," OR THE NEGATIVE OF THESE WORDS OR OTHER VARIATIONS OF THESE WORDS OR COMPARABLE WORDS, OR BY DISCUSSIONS OF PLANS OR STRATEGY THAT INVOLVE RISKS AND UNCERTAINTIES.  MANAGEMENT WISHES TO CAUTION THE READER THAT THESE FORWARD-LOOKING STATEMENTS, INCLUDING,  BUT NOT LIMITED TO, STATEMENTS REGARDING THE COMPANY'S MARKETING PLANS, GOALS, COMPETITIVE AND TECHNOLOGY TRENDS AND OTHER MATTERS THAT ARE NOT HISTORICAL FACTS ARE ONLY PREDICTIONS. NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT OR THAT THE ANTICIPATED FUTURE RESULTS WILL BE ACHIEVED. ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY EITHER BECAUSE ONE OR MORE PREDICTIONS PROVE TO BE ERRONEOUS OR AS A RESULT OF OTHER RISKS FACING THE COMPANY. FORWARD-LOOKING STATEMENTS SHOULD BE READ IN LIGHT OF THE CAUTIONARY STATEMENTS. THE RISKS INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH AN EARLY-STAGE COMPANY THAT HAS ONLY A LIMITED HISTORY OF OPERATIONS, THE COMPARATIVELY LIMITED FINANCIAL AND M MANAGERIAL RESOURCES OF THE COMPANY, THE INTENSE COMPETITION THE COMPANY FACES FROM OTHER ESTABLISHED COMPETITORS, TECHNOLOGICAL CHANGES THAT MAY LIMIT THE ABILITY OF THE COMPANY TO MARKET AND SELL ITS PRODUCTS AND SERVICES  OR ADVERSELY IMPACT THE PRICING OF OUR PRODUCTS AND SERVICES, AND MANAGEMENT THAT HAS ONLY LIMITED EXPERIENCE IN DEVELOPING SYSTEMS AND MANAGEMENT PRACTICES. ANY ONE OR MORE OF THESE OR OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED, EXPRESSED, OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS.  WE UNDERTAKE NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT TO REFLECT EVENTS, CIRCUMSTANCES, OR NEW INFORMATION AFTER THE DATE OF THIS FORM 8-K OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED OR OTHER SUBSEQUENT EVENTS.

Item 7.01  Regulation FD Disclosure

Based on our current assessments of market interest, we believe that our Kallo Integrated Delivery System ("KIDS") continues to receive strong interest as a "Healthcare Delivery Solution" in certain developing countries. Several of our network partners have informed us that they still believe in us and our management and the unique and innovative KIDS concept.

Based on the response and the interest that we received to date, we are continuing to work with our partners and our customers with the hope that we may be able to expand our current marketing pipeline to offer our products and services in geographic markets where we may have advantages compared to others. As a summary, we are able to report that we have made progress in our business development cycle in each of the following countries which, if current trends and discussions continue, may allow us to gain a presence in each of these countries if we are able to gain necessary authorizations and obtain the financial resources needed to undertake these efforts.

A.	In Africa:

1.	Guinea, Conakry:

Over the last four years we have been undertaking efforts that we hope will allow us to have a strong business relationship with the Government of the Republic of Guinea. The scope of the original supply contract signed in January 2014 has been significantly expanded and we have implemented plans to obtain the necessary financing for the project with a suitable and qualified conglomerate based in the Middle East and Europe. We have also received assurances that the conglomerate is willing and able to finance, under a framework agreement between us, the Republic of Guinea and the financier, not only our healthcare project, but other planned infrastructure projects  that currently look very promising.  While we are optimistic that we will be successful in implementing these arrangements and executing our plans, we are aware that there are several third parties beyond our control and market conditions and circumstances may change which may adversely impact our ability to proceed with these plans.

2.	Ghana:

Currently, we have entered into five 400 bed hospital Concession Agreements with the Republic of Ghana under a FBOOT arrangement (finance, build, own, operate and transfer) model.  Each of the FBOOT arrangements and the related agreements provide for 15 year terms if certain conditions and other contractual requirements are satisfied.

We are also working to finalize the financing arrangements for these Public Private Partnership (PPP) projects and we remain optimistic that we may be able to successfully implement our plans and strategies if circumstances and market conditions allow.

3.	Other African Countries:

We are also continuing to evaluate opportunities that we may have to work with a number of other African countries including Ivory Coast, Sierra Leone, Senegal, Niger, Gambia and Sudan to study their requirements that may allow us to offer an efficient healthcare infrastructure to manage the current and growing needs of each country.  In each instance we have completed some preliminary evaluations that suggest that we may be able to offer significant health care solutions in each of these countries if circumstances and market conditions allow.  At the same time we are aware of the continuing uncertainties that face any business venture in countries where there is considerable uncertainty involving the application of the rule of law and where dispute resolution and the necessary financial arrangements inherent in our business may be in doubt.

B.	In Southeast Asia:

1.	Philippines:

We have had discussions with representatives of the Government of the Philippines to assess their unique healthcare delivery needs given that their population is spread across several islands (7,641 islands).

Our initial assessment is that we may be able to offer innovative solutions incorporating Mobile Clinics and Floating Clinics within the KIDS platform, that could potentially address complex healthcare delivery challenges facing the country. We continue to believe that, if our solutions are properly implemented, it may allow us greater opportunity to offer healthcare solutions that will serve to address health care needs in the country.

We believe that overall our proposals have been well received by the Government and that with further efforts we may be able to offer our products and services to address the health care needs that we have identified in the Philippines.

C.	In Canada:

1.	First Nations:

In early January 2018 we were invited to attend the Council of the Cold Lake First Nations Group meeting in Cold Lake, Alberta to discuss our proposal for an innovative technology solution for the First Nations Community's pressing healthcare needs. While our proposal was well received and we have had follow-up meetings, we are hopeful that our efforts will be successful but we cannot assure you that we will successfully achieve our objectives.

Overall:

The diversity of our marketing efforts and the widespread interest that we have received in our unique, holistic healthcare delivering solution speaks to what we believe is the enormous need for improved healthcare services in many parts of the globe. We are optimistic that if market conditions and our  circumstances allow, we may be able to implement one or more of these strategies in these countries successfully but we are aware that in each instance, we face significant and continuing political, financial, and managerial challenges and the uncertainties associated with business strategies in an ever-changing environment.

We believe that we offer innovative healthcare solutions that can be effectively structured to meet the needs of the marketplace whether in a foreign country or in Canada.  We are also aware that we face continuing uncertainties in any political environment where there is uncertainty involving the application of the rule of law and where dispute resolution and the necessary financial arrangements needed to implement our business may be in doubt.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2018

KALLO, INC.

BY:	JOHN CECIL
John Cecil, Chief ExecutivOfficer & Chief Financial Officer